UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and Address of Agent for Service) J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2018

Item 1:  Report to Shareholders.

FPA New Income, Inc.

Annual Report

September 30, 2018

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Dear Shareholders:

FPA New Income, Inc. (the "Fund") had a total net return of 0.40% in the third quarter of 2018, 1.47% year-to-date, and 1.91% for the fiscal year ended September 30, 2018.

As of Sept. 30, the portfolio had a yield-to-worst1 of 3.82% and an effective duration2 of 1.77 years. Treasury yields rose meaningfully during the third quarter, particularly in the front-end of the yield curve (0-3 year maturities) causing the yield curve to flatten further. Higher Treasury yields allowed us to add more duration at lower prices in the high-quality portion of the portfolio (investments rated A- or higher). With credit spreads compressed versus the prior quarter and prior year, the portfolio's credit-sensitive holdings (investments rated less than A-) decreased to 7.2%, compared to 8.2% on June 30, 2018 and 11.5% on Sept. 30, 2017, as attractively priced credit investments remain difficult to find. Because of our efforts to add more duration to the portfolio in this rising interest rate environment, cash and equivalents decreased to 3.5% of the Fund, down from 8.2% at the end of the second quarter.

The Fund has performed well in comparison to commonly used industry benchmarks. The Bloomberg Barclays U.S. Aggregate Bond 1-3 year Index, with a 1.93 year duration, returned 0.34% this quarter and 0.42% year-to-date, while the Bloomberg Barclays U.S. Aggregate Bond index, with a 6.03-year duration, returned 0.02% this quarter and lost 1.60% year-to-date. The outperformance of the Fund versus the index was partially driven by our absolute value-oriented approach to duration, which includes eschewing speculative bets on interest rates and seeking to own more duration when we believe the upside versus downside is attractive.

Portfolio Attribution3

Third Quarter 2018

The largest contributors to performance during the quarter were collateralized loan obligations (CLO's). The majority of these bonds have floating-rate coupons. With interest rates rising, the coupon returns on these bonds offset a small decline in price. The second- and third-largest contributors to performance were asset-backed securities (ABS) backed by auto loans and ABS backed by equipment loans and leases, respectively. In both cases, the return on these bonds was predominantly due to coupon returns; the prices of the auto loan ABS were

1  Yield-to-worst is the lowest possible yield that can be received on a bond without the issuer defaulting. It does not represent the yield that an investor should expect to receive. As of September 30, 2018, the SEC yield was 3.11%. The SEC yield figure reflects the theoretical income that a bond portfolio would generate, including dividends and interest, during the period after deducting the Fund's expenses for the period (but excluding any fee waivers). The Fund's actual net earnings for a given period under generally accepted accounting principles may differ from this standardized yield. The SEC yield is expressed as an annual percentage based on the price of the Fund at the beginning of the month. The SEC yield reflects prospective data and thus assumes payments collected by the fund may fluctuate.

2  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

3  Contributors and detractors are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every sector's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

essentially unchanged and the prices of the equipment ABS were down slightly, as lower spreads mitigated most of the impact of rising Treasury rates.

There were no meaningful detractors from performance during the quarter.

Fiscal Year 2018 (10/1/17-9/30/18)

The largest contributors to performance for the fiscal year ended Sept. 30 were corporate bonds and bank debt, with much of that return coming from price appreciation and coupon on a metals and mining-related investment. The rest came mostly from coupons on other corporate bond and bank debt investments, which offset an overall small price decline on those investments. The second-largest contributor to performance for the fiscal year were CLO's, owing predominantly to coupon return. The third-largest contributor to performance were GNMA project loan interest only bonds whose return stemmed from a combination of coupon payments, prepayment penalties and higher prices as lower spreads offset rising interest rates.

The only detractors from performance were long Treasury bonds, where prices declined due to rising interest rates.

Portfolio Activity4

The table below shows the portfolio's exposures as of Sept. 30, 2018 compared to June 30, 2018 and Sept. 30, 2017:

Sector	% Portfolio 9/30/2018	% Portfolio 6/30/2018	% Portfolio 9/30/2017	Change 6/30/18 to 9/30/18 (bps)[5]
ABS	54.0%	52.6%	53.0%	140
Mortgage Backed (CMO6)	12.9%	13.4%	9.7%	-50
Stripped Mortgage-backed	4.3%	4.8%	8.1%	-50
Corporate	6.0%	6.8%	7.4%	-80
CMBS[7]	3.7%	4.1%	10.5%	-40
Mortgage Pass-through	10.7%	5.2%	3.8%	550
U.S. Treasury	4.9%	4.9%	2.6%	0
Cash and equivalents	3.5%	8.2%	4.8%	-470
Total	100.0%	100.0%	100.0%
Yield-to-worst	3.82%	3.42%	2.67%	40
Effective Duration (years)	1.77	1.64	1.49	0.13
Average Life (years)	2.31	2.12	1.77	0.19

Not much has changed in the past three months in regard to the market and our investment approach. Since the second quarter, the market has continued in the same direction it has been heading for much of the year: interest rates are higher, the yield curve is flatter and credit is more expensive.

4  Portfolio composition will change due to ongoing management of the fund.

5  Change in basis points, except for effective duration and average life, which represents the change in years.

6  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes.

7  Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

As a result, nothing has changed since the last quarter in how we execute our investment activity: We are adding duration in high-quality bonds and upgrading the credit quality of the portfolio.

On the duration front, as always, we try to buy bonds that we expect will produce a positive total return if yields rise by 100 bps over a 12-month period, and we look for the longest bonds that will meet that hurdle. Today, with rates meaningfully higher during the quarter, this approach allows us to buy high-quality bonds that have a duration of three to four years. The spread on high-quality non-agency securities (i.e., ABS, CMBS and non-agency RMBS rated A- or higher) continues to narrow, which decreases the yield we are giving up by owning agency mortgages that have better collateral and better liquidity. Moreover, increasingly, our ideal duration does not overlap with the high-quality duration available in ABS and other non-agency investments which oftentimes is either too short or too long for us. Under those circumstances, the agency mortgage market is generally the best way for us to buy the duration we seek. During the third quarter, we invested 13% of the portfolio in high-quality bonds that have an average duration of approximately 2.8 years, of which approximately half was invested in agency mortgage pools with an average duration of 3.4 years. Consequently, the Fund's mortgage pass-through exposure increased by 550 basis points (bps) since June 30, 2018.

The Fund's ABS exposure also increased due to new investments in prime auto loan ABS, which were partially offset by amortization and maturities of our existing prime auto and subprime auto loan ABS. The Fund's CMO holdings decreased as a result of amortization of existing bonds and the sale of an agency CMO backed by relocation mortgages that had become too expensive to own. These reductions were partially offset by

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

new investments in non-agency CMOs backed by re-performing mortgages. The Stripped Mortgage-Backed holdings, which primarily represents our holdings of GNMA project loan interest-only bonds, decreased due to the sale of one existing position and the amortization of others. As discussed in prior commentaries, we periodically sell our GNMA project loan interest-only bonds if prepayment activity degrades the expected future return profile of the bonds. The Fund's corporate investments decreased due to the maturity of a bank debt investment. Finally, we took advantage of cheaper prices caused by higher yields to slightly increase the Fund's position in Treasuries during the quarter.

In the credit market, we see no substantive changes with respect to the price of risk. If anything, spreads are lower meaning that investors, whether in high-grade bonds or high-yield, are being paid less to take on credit risk. In response, we continue to upgrade the portfolio's credit quality in two ways. First, in our high-quality investments, we have been investing relatively more capital in agency mortgages and less capital in non-agency securities (as described above). Notwithstanding our view that the ABS we buy include little risk of permanent capital impairment, they do not have the additional protection of the implicit government guarantee that agency mortgages carry. Importantly, we buy agency mortgages based on the quality of the loans, not because of the implicit guarantee (though that is certainly worth something). Second, we have decreased the portfolio's exposure to credit sensitive issuers (which we define as investments rated BBB+ or lower). With the high-yield index spread hovering near all-time lows (and near pre-financial crisis levels), we have struggled to find investments with an attractive risk-versus-return profile. As such, we have been allowing existing investments to mature while we continue to sift through the market and stockpile ideas for the future. The portfolio's credit exposure stands at 7.2% as of the end of the third quarter, down from 8.2% at the end of the second quarter and 11.5% a year ago.

Overall, in the third quarter we were very active capitalizing on a cheaper market for duration. That's in keeping with our investment strategy, which focuses on preserving capital in an expensive market and recycling capital into cheaper bonds when prices are more attractive. The activity resulted in the Fund's cash and equivalents decreasing significantly to 3.5% as of Sept. 30, down from 8.2% at the end of the second quarter.

Market Commentary

Over the past several years, investors have asked us why we have such a significant exposure to structured product investments, and to sub-prime automobile loan securitizations in particular. In our quarterly conference calls and during our biannual investor day presentations, we have discussed specific aspects of this portion of the portfolio. Here we provide some historical context on why we are comfortable investing in those assets.

Our broad knowledge of consumer credit started in 2002 with our investments in Conseco, Inc. At the time, the portfolio manager of the Fund, Bob Rodriguez, wrote that Conseco was his "worst investment failure." While in the end we had a small gain on the investment, the bigger gain was in the form of institutional knowledge that we acquired regarding consumer credit underwriting, repayment behavior and loan servicing. We leveraged this knowledge in 2005, when we sold Alt-A mortgage bonds that exhibited early default patterns we had seen before in Conseco's manufactured housing loan securitizations. Our Conseco experience continued to pay dividends five years later, when our research prompted us to write a March 2007 special commentary that detailed the then-looming mortgage crisis.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Over the past several years, this experience with subprime consumer credit has enabled us to invest in securitizations of non-performing residential mortgages, subprime auto loan ABS and re-performing mortgage loan securitizations (now 7% of the portfolio). In sum, our investment mistake of 2002 helped us identify one of the largest financial excesses in recorded history and has provided multiple investment opportunities for us since 2010.

In closing, the strict adherence to our investment discipline is resulting in a limited set of new investments in the portfolio. In our opinion, the economy is nearing the end of a very long upward cycle and there is a higher probability of it experiencing a slowdown over the next several years. In today's expensive market, this warrants higher-quality investments to protect our capital and position the Fund for the investment cycle that may follow.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager

October 2018

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

Important Disclosures

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data, which may be higher or lower than the performance data quoted, may be obtained at www.fpa.com or by calling toll-free, 1-800-982-4372.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. The Prospectus details the Fund's objective and policies, charges, and other matters of interest to the prospective investor. Please read this Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the Distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments in mutual funds carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

(Continued)

value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the Adviser, or the portfolio managers.

Index / Benchmark Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. Investors cannot invest directly in an index.

Bloomberg Barclays Aggregate Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays Aggregate 1-3 Year Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

FPA NEW INCOME, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Barclays U.S. Aggregate Index and Consumer Price Index + 100 Basis Points from October 1, 2008 to September 30, 2018

Past performance is not indicative of future performance. The Barclays U.S. Aggregate Bond Index a broad-based unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index. The index holds investment quality bonds. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 30.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA NEW INCOME, INC.

PORTFOLIO SUMMARY

September 30, 2018

Common Stocks		0.0%*
Industrials	0.0%*
Bonds & Debentures		101.7%
Asset-Backed Securities	53.9%
Residential Mortgage-Backed Securities	23.6%
U.S. Treasuries	10.2%
Commercial Mortgage-Backed Securities	8.0%
Corporate Bonds & Notes	3.7%
Corporate Bank Debt	2.3%
Short-term Investments		0.2%
Other Assets And Liabilities, Net		(1.9)%
Net Assets		100.0%

*  Less than 0.05%

FPA NEW INCOME, INC.

PORTFOLIO OF INVESTMENTS

September 30, 2018

COMMON STOCK — 0.0%	Shares or Principal Amount	Fair Value
INDUSTRIALS — 0.0%
Boart Longyear Ltd.(a) (Cost $630,347)	261,407,903	$1,133,752
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.0%
AGENCY — 0.0%
Government National Mortgage Association 2013-55 A — 1.317% 5/16/2034	$383,186	$378,008
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	89,980	89,802
Government National Mortgage Association 2010-148 AC — 7.00% 12/16/2050(b)	30,048	30,251
		$498,061
AGENCY STRIPPED — 4.3%
Government National Mortgage Association 2004-10 IO — 0.00% 1/16/2044(b)	$7,157,564	$16
Government National Mortgage Association 2012-45 IO — 0.022% 4/16/2053(b)	11,346,786	194,921
Government National Mortgage Association 2002-56 IO — 0.043% 6/16/2042(b)	17,821	22
Government National Mortgage Association 2009-119 IO — 0.105% 12/16/2049(b)	13,695,343	104,157
Government National Mortgage Association 2009-86 IO — 0.106% 10/16/2049(b)	16,207,873	132,527
Government National Mortgage Association 2009-105 IO — 0.166% 11/16/2049(b)	10,475,434	74,167
Government National Mortgage Association 2009-71 IO — 0.262% 7/16/2049(b)	3,239,566	41,349
Government National Mortgage Association 2008-8 IO — 0.357% 11/16/2047(b)	7,791,283	48,223
Government National Mortgage Association 2009-49 IO — 0.36% 6/16/2049(b)	10,721,748	102,809
Government National Mortgage Association 2012-125 IO — 0.37% 2/16/2053(b)	71,246,691	1,850,590
Government National Mortgage Association 2009-4 IO — 0.39% 1/16/2049(b)	2,905,437	47,960
Government National Mortgage Association 2009-60 IO — 0.509% 6/16/2049(b)	7,107,988	69,172
Government National Mortgage Association 2010-123 IO — 0.522% 9/16/2050(b)	6,383,938	110,565

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2007-77 IO — 0.538% 11/16/2047(b)	$21,500,541	$326,378
Government National Mortgage Association 2012-25 IO — 0.551% 8/16/2052(b)	87,617,770	1,896,040
Government National Mortgage Association 2005-9 IO — 0.556% 1/16/2045(b)	1,454,090	13,436
Government National Mortgage Association 2009-30 IO — 0.57% 3/16/2049(b)	5,121,569	138,188
Government National Mortgage Association 2008-24 IO — 0.594% 11/16/2047(b)	453,477	3,747
Government National Mortgage Association 2013-45 IO — 0.655% 12/16/2053(b)	70,725,278	1,752,629
Government National Mortgage Association 2014-157 IO — 0.663% 5/16/2055(b)	152,193,849	6,376,253
Government National Mortgage Association 2015-41 IO — 0.671% 9/16/2056(b)	37,390,988	1,821,637
Government National Mortgage Association 2012-58 IO — 0.702% 2/16/2053(b)	219,166,970	6,817,189
Government National Mortgage Association 2012-150 IO — 0.721% 11/16/2052(b)	73,054,585	3,018,732
Government National Mortgage Association 2004-43 IO — 0.743% 6/16/2044(b)	12,495,880	152,045
Government National Mortgage Association 2014-138 IO — 0.745% 4/16/2056(b)	29,510,486	1,475,554
Government National Mortgage Association 2012-79 IO — 0.751% 3/16/2053(b)	135,240,085	4,809,164
Government National Mortgage Association 2013-125 IO — 0.762% 10/16/2054(b)	22,249,478	809,069
Government National Mortgage Association 2015-86 IO — 0.771% 5/16/2052(b)	71,242,836	3,661,789
Government National Mortgage Association 2014-110 IO — 0.773% 1/16/2057(b)	73,262,949	3,903,142
Government National Mortgage Association 2015-19 IO — 0.773% 1/16/2057(b)	91,406,774	5,037,519
Government National Mortgage Association 2014-77 IO — 0.785% 12/16/2047(b)	59,156,092	2,523,090
Government National Mortgage Association 2012-114 IO — 0.786% 1/16/2053(b)	50,167,401	2,439,942
Government National Mortgage Association 2014-153 IO — 0.788% 4/16/2056(b)	211,414,132	11,006,791

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2015-7 IO — 0.789% 1/16/2057(b)	$15,761,004	$854,434
Government National Mortgage Association 2014-164 IO — 0.807% 1/16/2056(b)	273,120,563	12,919,832
Government National Mortgage Association 2015-47 IO — 0.825% 10/16/2056(b)	172,105,586	9,588,312
Government National Mortgage Association 2014-175 IO — 0.828% 4/16/2056(b)	209,356,492	10,896,126
Government National Mortgage Association 2014-135 IO — 0.832% 1/16/2056(b)	310,812,592	15,562,666
Government National Mortgage Association 2015-101 IO — 0.836% 3/16/2052(b)	161,550,010	8,377,967
Government National Mortgage Association 2008-45 IO — 0.85% 2/16/2048(b)	2,621,206	5,191
Government National Mortgage Association 2014-187 IO — 0.892% 5/16/2056(b)	196,536,481	10,982,970
Government National Mortgage Association 2006-55 IO — 0.912% 8/16/2046(b)	8,426,743	22,659
Government National Mortgage Association 2015-169 IO — 0.925% 7/16/2057(b)	224,416,953	14,429,539
Government National Mortgage Association 2012-53 IO — 0.93% 3/16/2047(b)	58,976,225	2,297,047
Government National Mortgage Association 2015-114 IO — 0.94% 3/15/2057(b)	160,396,069	9,293,845
Government National Mortgage Association 2015-108 IO — 0.941% 10/16/2056(b)	36,360,007	2,152,342
Government National Mortgage Association 2015-150 IO — 0.942% 9/16/2057(b)	226,495,921	15,037,902
Government National Mortgage Association 2015-128 IO — 0.943% 12/16/2056(b)	205,178,939	11,835,788
Government National Mortgage Association 2015-160 IO — 0.945% 1/16/2056(b)	252,839,171	15,522,909
Government National Mortgage Association 2008-48 IO — 0.968% 4/16/2048(b)	8,857,344	129,679
Government National Mortgage Association 2016-65 IO — 1.003% 1/16/2058(b)	242,492,641	17,966,377
Government National Mortgage Association 2016-106 IO — 1.031% 9/16/2058(b)	241,060,678	18,448,735
Government National Mortgage Association 2016-125 IO — 1.062% 12/16/2057(b)	138,458,709	10,695,201

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2008-92 IO — 1.162% 10/16/2048(b)	$12,537,991	$147,245
Government National Mortgage Association 2004-108 IO — 1.935% 12/16/2044(b)	410,402	4,044
Government National Mortgage Association 2006-30 IO — 2.298% 5/16/2046(b)	884,151	10,444
		$247,940,066
NON-AGENCY — 3.7%
A10 Term Asset Financing LLC 2017-1A A1FX — 2.34% 3/15/2036(c)	$11,813,758	$11,776,601
Aventura Mall Trust M 2013-AVM A — 3.867% 12/5/2032(b)(c)	37,676,000	38,196,486
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(b)	4,903,354	4,917,365
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.395% 3/15/2049(b)	41,972	42,017
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.449% 10/15/2031(b)(c)	1,045,238	1,046,362
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.449% 10/15/2031(b)(c)	8,240,000	8,201,127
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E, 1M LIBOR + 6.000% — 8.158% 11/15/2033(b)(c)	34,144,000	34,155,957
DBUBS Mortgage Trust 2011-LC2A A4 — 4.537% 7/10/2044(c)	44,683,605	45,843,421
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1 A3 — 5.058% 6/15/2043(c)	7,277,000	7,474,177
Latitude Management Real Estate Capita 2016-CRE2 A, 1M LIBOR + 1.700% — 2.696% 11/24/2031(b)(c)	16,735,000	16,818,642
OBP Depositor LLC Trust P 2010-OBP A — 4.646% 7/15/2045(c)	4,000,000	4,099,516
Wells Fargo Commercial Mortgage Trust 2015-C26 A2 — 2.663% 2/15/2048	7,857,000	7,824,701
WFRBS Commercial Mortgage Trust 2013-UBS1 A3 — 3.591% 3/15/2046	30,472,000	30,732,843
		$211,129,215
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $515,626,127)		$459,567,342
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 23.6%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 4.8%
Federal Home Loan Mortgage Corporation 4170 QE — 2.00% 5/15/2032	$1,970,448	$1,914,082
Federal Home Loan Mortgage Corporation 3979 HD — 2.50% 12/15/2026	3,248,975	3,193,421
Federal Home Loan Mortgage Corporation 4304 DA — 2.50% 1/15/2027	1,176,379	1,155,439

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal Home Loan Mortgage Corporation 4010 DE — 2.50% 2/15/2027	$3,877,361	$3,813,925
Federal Home Loan Mortgage Corporation 3914 MA — 3.00% 6/15/2026	2,416,352	2,401,794
Federal Home Loan Mortgage Corporation 4297 CA — 3.00% 12/15/2030	4,232,085	4,202,063
Federal Home Loan Mortgage Corporation 4664 TA — 3.00% 9/15/2037	6,634,573	6,588,694
Federal Home Loan Mortgage Corporation 4504 DN — 3.00% 10/15/2040	13,924,004	13,799,270
Federal Home Loan Mortgage Corporation 3862 MB — 3.50% 5/15/2026	18,776,000	18,906,409
Federal Home Loan Mortgage Corporation 2809 UC — 4.00% 6/15/2019	7,844	7,855
Federal Home Loan Mortgage Corporation 2990 TD — 4.00% 5/15/2035	2,523	2,526
Federal Home Loan Mortgage Corporation 3828 VE — 4.50% 1/15/2024	1,081,276	1,115,365
Federal Home Loan Mortgage Corporation 4395 NT — 4.50% 7/15/2026	10,150,144	10,422,879
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	1,477,014	1,400,272
Federal National Mortgage Association 2014-80 GD — 2.00% 2/25/2042	19,012,766	18,394,950
Federal National Mortgage Association 2014-21 ED — 2.25% 4/25/2029	880,030	862,338
Federal National Mortgage Association 2013-135 KM — 2.50% 3/25/2028	1,855,080	1,822,116
Federal National Mortgage Association 2017-30 G — 3.00% 7/25/2040	10,508,914	10,337,409
Federal National Mortgage Association 2013-93 PJ — 3.00% 7/25/2042	2,162,424	2,136,615
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	27,466,398	27,161,958
Federal National Mortgage Association 2018-16 HA — 3.00% 7/25/2043	25,120,068	24,767,945
Federal National Mortgage Association 2017-15 DA — 3.00% 12/25/2044	19,326,400	18,793,225
Federal National Mortgage Association 2011-98 VE — 3.50% 6/25/2026	13,625,000	13,617,112
Federal National Mortgage Association 2011-80 KB — 3.50% 8/25/2026	13,526,000	13,611,594
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	19,384,998	19,243,714
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	19,918,706	19,769,488
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	27,657,474	27,454,253
Federal National Mortgage Association 2003-128 NG — 4.00% 1/25/2019	48	48
Federal National Mortgage Association 2004-7 JK — 4.00% 2/25/2019	1,919	1,918
Federal National Mortgage Association 2008-18 MD — 4.00% 3/25/2019	5,197	5,197
Federal National Mortgage Association 2004-76 CL — 4.00% 10/25/2019	472	472
Federal National Mortgage Association 2009-76 MA — 4.00% 9/25/2024	7,385	7,399
Federal National Mortgage Association 2011-113 NE — 4.00% 3/25/2040	426,550	426,932
Federal National Mortgage Association 2012-95 AB — 4.00% 11/25/2040	138,304	138,573
Federal National Mortgage Association 2009-70 NU — 4.25% 8/25/2019	7,340	7,336
Federal National Mortgage Association 2008-18 NB — 4.50% 5/25/2020	3,455	3,456
Federal National Mortgage Association 2012-40 GC — 4.50% 12/25/2040	1,251,263	1,263,057
Federal National Mortgage Association 2012-67 PB — 4.50% 12/25/2040	1,052,364	1,049,086
Federal National Mortgage Association 2004-60 LB — 5.00% 4/25/2034	1,935,168	1,981,975
Federal National Mortgage Association 2010-43 MK — 5.50% 5/25/2040	2,174,870	2,292,905
		$274,075,065

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963, 12M USD LIBOR + 1.705% — 3.716% 3/1/2036(b)	$728,805	$758,861
AGENCY POOL FIXED RATE — 10.7%
Federal Home Loan Mortgage Corporation J24941 — 2.00% 8/1/2023	$2,631,030	$2,553,660
Federal Home Loan Mortgage Corporation J16678 — 3.00% 9/1/2026	5,551,491	5,500,779
Federal Home Loan Mortgage Corporation J17544 — 3.00% 12/1/2026	7,872,567	7,800,653
Federal Home Loan Mortgage Corporation G16406 — 3.00% 1/1/2028	24,026,570	23,769,551
Federal Home Loan Mortgage Corporation G16478 — 3.00% 5/1/2030	33,610,516	33,271,981
Federal Home Loan Mortgage Corporation G16592 — 3.00% 2/1/2032	19,296,383	19,089,964
Federal Home Loan Mortgage Corporation G16473 — 3.50% 1/1/2028	39,070,148	39,337,923
Federal Home Loan Mortgage Corporation J26472 — 3.50% 11/1/2028	8,055,240	8,116,742
Federal Home Loan Mortgage Corporation G15139 — 4.50% 6/1/2019	43,542	43,686
Federal Home Loan Mortgage Corporation P60959 — 4.50% 9/1/2020	75,301	75,331
Federal Home Loan Mortgage Corporation G14030 — 4.50% 12/1/2020	101,662	102,666
Federal Home Loan Mortgage Corporation G15169 — 4.50% 9/1/2026	2,080,193	2,117,045
Federal Home Loan Mortgage Corporation G15272 — 4.50% 9/1/2026	1,606,768	1,627,037
Federal Home Loan Mortgage Corporation G15875 — 4.50% 9/1/2026	3,142,432	3,208,797
Federal Home Loan Mortgage Corporation G18056 — 5.00% 6/1/2020	157,261	159,224
Federal Home Loan Mortgage Corporation G13812 — 5.00% 12/1/2020	319,685	322,773
Federal Home Loan Mortgage Corporation G15036 — 5.00% 6/1/2024	1,458,997	1,481,059
Federal Home Loan Mortgage Corporation G13667 — 5.00% 8/1/2024	113,692	116,147
Federal Home Loan Mortgage Corporation G15435 — 5.00% 11/1/2024	3,399,432	3,440,588
Federal Home Loan Mortgage Corporation G15173 — 5.00% 6/1/2026	1,155,470	1,173,474
Federal Home Loan Mortgage Corporation G15407 — 5.00% 6/1/2026	2,874,421	2,957,267
Federal Home Loan Mortgage Corporation G15874 — 5.00% 6/1/2026	992,154	1,004,687
Federal Home Loan Mortgage Corporation G14187 — 5.50% 12/1/2020	617,433	622,388
Federal Home Loan Mortgage Corporation J01270 — 5.50% 2/1/2021	35,157	35,889
Federal Home Loan Mortgage Corporation G14035 — 5.50% 12/1/2021	120,968	123,405
Federal Home Loan Mortgage Corporation G15230 — 5.50% 12/1/2024	2,709,022	2,773,384
Federal Home Loan Mortgage Corporation G15458 — 5.50% 12/1/2024	549,885	565,973
Federal Home Loan Mortgage Corporation G14460 — 6.00% 1/1/2024	221,003	228,037
Federal Home Loan Mortgage Corporation G12139 — 6.50% 9/1/2019	6	6
Federal National Mortgage Association AB6251 — 2.00% 9/1/2022	477,448	465,889
Federal National Mortgage Association AB7515 — 2.00% 1/1/2023	277,958	270,298
Federal National Mortgage Association MA1502 — 2.50% 7/1/2023	24,092,637	23,723,764
Federal National Mortgage Association AR6882 — 2.50% 2/1/2028	4,025,797	3,925,039
Federal National Mortgage Association BM4386 — 2.50% 8/1/2030	15,835,332	15,439,005
Federal National Mortgage Association MA2726 — 3.00% 8/1/2026	3,887,808	3,863,988

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association AJ6973 — 3.00% 11/1/2026	$1,900,676	$1,887,842
Federal National Mortgage Association AJ9387 — 3.00% 12/1/2026	951,465	945,041
Federal National Mortgage Association AU3826 — 3.00% 12/1/2026	27,572,575	27,394,195
Federal National Mortgage Association AL1345 — 3.00% 2/1/2027	1,755,458	1,743,605
Federal National Mortgage Association AB4673 — 3.00% 3/1/2027	1,906,426	1,891,766
Federal National Mortgage Association AK9467 — 3.00% 3/1/2027	2,014,609	2,001,007
Federal National Mortgage Association AL3458 — 3.00% 5/1/2028	39,706,147	39,376,014
Federal National Mortgage Association AL4693 — 3.00% 8/1/2028	1,705,560	1,694,044
Federal National Mortgage Association AU6681 — 3.00% 9/1/2028	16,533,635	16,396,168
Federal National Mortgage Association AU6682 — 3.00% 9/1/2028	83,278,470	82,586,060
Federal National Mortgage Association 890837 — 3.00% 10/1/2028	20,126,916	19,972,153
Federal National Mortgage Association BM3539 — 3.00% 10/1/2030	40,328,264	39,992,958
Federal National Mortgage Association BM4536 — 3.00% 8/1/2031	57,894,000	57,412,646
Federal National Mortgage Association AB1940 — 3.50% 12/1/2025	2,160,204	2,174,907
Federal National Mortgage Association MA3075 — 3.50% 7/1/2027	34,101,181	34,430,810
Federal National Mortgage Association MA3132 — 3.50% 9/1/2027	7,645,111	7,719,010
Federal National Mortgage Association MA3251 — 3.50% 1/1/2028	9,271,284	9,358,004
Federal National Mortgage Association MA3321 — 3.50% 3/1/2028	5,313,412	5,363,112
Federal National Mortgage Association CA1631 — 3.50% 10/1/2028	8,731,543	8,791,386
Federal National Mortgage Association BM1231 — 3.50% 11/1/2031	18,404,716	18,536,607
Federal National Mortgage Association AA4546 — 4.00% 5/1/2024	829,830	846,633
Federal National Mortgage Association AL5956 — 4.00% 5/1/2027	913,988	932,495
Federal National Mortgage Association 254906 — 4.50% 10/1/2018	241	241
Federal National Mortgage Association 255547 — 4.50% 1/1/2020	18,901	19,008
Federal National Mortgage Association MA0323 — 4.50% 2/1/2020	58,917	59,271
Federal National Mortgage Association MA0358 — 4.50% 3/1/2020	40,400	40,663
Federal National Mortgage Association MA0419 — 4.50% 5/1/2020	73,455	74,021
Federal National Mortgage Association AL6725 — 4.50% 9/1/2020	460,845	462,277
Federal National Mortgage Association 735920 — 4.50% 10/1/2020	20,828	21,001
Federal National Mortgage Association 995158 — 4.50% 12/1/2020	42,240	42,642
Federal National Mortgage Association 889531 — 4.50% 5/1/2022	14,592	14,722
Federal National Mortgage Association AL6212 — 4.50% 1/1/2027	1,220,045	1,227,156
Federal National Mortgage Association AE0126 — 5.00% 6/1/2020	1,068,221	1,100,367
Federal National Mortgage Association 310097 — 5.00% 10/1/2020	4,965	5,013
Federal National Mortgage Association AE0792 — 5.00% 12/1/2020	332,536	342,543
Federal National Mortgage Association AE0314 — 5.00% 8/1/2021	1,278,992	1,288,701
Federal National Mortgage Association AD0285 — 5.00% 9/1/2022	292,847	297,121
Federal National Mortgage Association AE0812 — 5.00% 7/1/2025	414,316	418,825
Federal National Mortgage Association AL5764 — 5.00% 9/1/2025	1,442,165	1,458,521

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association AL6798 — 5.00% 9/1/2025	$1,207,578	$1,220,963
Federal National Mortgage Association AL4056 — 5.00% 6/1/2026	2,520,049	2,570,298
Federal National Mortgage Association 745500 — 5.50% 12/1/2018	54	54
Federal National Mortgage Association 745119 — 5.50% 12/1/2019	436,636	439,707
Federal National Mortgage Association 995284 — 5.50% 3/1/2020	213	213
Federal National Mortgage Association 745190 — 5.50% 6/1/2020	171	172
Federal National Mortgage Association 889318 — 5.50% 7/1/2020	196,893	198,067
Federal National Mortgage Association 745749 — 5.50% 3/1/2021	85,056	86,507
Federal National Mortgage Association AL5867 — 5.50% 8/1/2023	202,221	205,509
Federal National Mortgage Association AE0237 — 5.50% 11/1/2023	225,936	227,618
Federal National Mortgage Association AL5812 — 5.50% 5/1/2025	1,009,785	1,023,554
Federal National Mortgage Association AL0471 — 5.50% 7/1/2025	110,571	114,427
Federal National Mortgage Association AL4433 — 5.50% 9/1/2025	788,776	810,586
Federal National Mortgage Association AL4901 — 5.50% 9/1/2025	888,725	911,143
Federal National Mortgage Association 735439 — 6.00% 9/1/2019	13,289	13,401
Federal National Mortgage Association 745238 — 6.00% 12/1/2020	79,986	80,986
Federal National Mortgage Association 745832 — 6.00% 4/1/2021	893,838	911,456
Federal National Mortgage Association AD0951 — 6.00% 12/1/2021	470,227	479,155
Federal National Mortgage Association AL0294 — 6.00% 10/1/2022	53,962	55,781
Federal National Mortgage Association 890225 — 6.00% 5/1/2023	474,862	486,610
Federal National Mortgage Association 890403 — 6.00% 5/1/2023	196,735	200,325
Government National Mortgage Association 782281 — 6.00% 3/15/2023	854,122	885,232
		$608,548,419
AGENCY STRIPPED — 0.0%
Federal Home Loan Mortgage Corporation 217 PO — 0.00% 1/1/2032(d)	$189,011	$163,713
Federal Home Loan Mortgage Corporation 3763 NI — 3.50% 5/15/2025	1,348,470	77,996
Federal Home Loan Mortgage Corporation 3917 AI — 4.50% 7/15/2026	10,706,910	859,761
Federal Home Loan Mortgage Corporation 217 IO — 6.50% 1/1/2032	181,997	43,835
Federal National Mortgage Association 2010-25 NI — 5.00% 3/25/2025	106,772	2,769
Federal National Mortgage Association 2003-64 XI — 5.00% 7/25/2033	536,410	107,767
		$1,255,841
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 8.1%
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(b)(c)	$29,631,687	$29,331,592
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(b)(c)	50,654,639	52,017,897
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	24,554	24,689
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035(b)(c)	9,322,652	9,367,955
Finance of America Structured Securities Trust 2017-HB1 A — 2.321% 11/25/2027(b)(c)	8,740,472	8,729,564

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Finance of America Structured Securities Trust 2017-HB1 M1 — 2.84% 11/25/2027(b)(c)	$15,065,000	$14,922,033
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.50% 5/25/2058(b)(c)	47,512,828	47,197,937
Mill City Mortgage Loan Trust 2018-3 A1, VRN — 3.50% 8/25/2058(b)(c)	23,661,000	23,429,193
Nationstar HECM Loan Trust 2017-2A A1 — 2.038% 9/25/2027(b)(c)	5,956,628	5,913,817
Nationstar HECM Loan Trust 2017-2A M1 — 2.815% 9/25/2027(b)(c)	12,414,000	12,355,815
Nationstar HECM Loan Trust 2018-2A M1, VRN — 3.552% 7/25/2028(b)(c)	8,281,000	8,256,240
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036(b)(c)	4,637,899	4,688,845
Stanwich Mortgage Loan Trust Series 2010-1 A — 0.00% 9/30/2047(b)(c)(e)(f)	10,734	5,429
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.00% 8/15/2050(b)(c)(e)(f)	133,069	70,184
Stanwich Mortgage Loan Trust Series 2011-2 A — 0.00% 9/15/2050(b)(c)(e)(f)	288,419	154,363
Stanwich Mortgage Loan Trust Series 2010-2 A — 0.944% 2/28/2057(b)(c)(e)(f)	250,870	126,489
Stanwich Mortgage Loan Trust Series 2010-4 A — 1.101% 8/31/2049(b)(c)(e)(f)	87,647	44,262
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056(b)(c)	17,057,081	16,606,762
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053(b)(c)	15,507,757	15,367,925
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(b)(c)	35,196,038	34,534,325
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(b)(c)	52,038,965	51,327,379
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.25% 8/25/2058(b)(c)	56,995,000	56,244,017
Towd Point Mortgage Trust 2015-2 1A1 — 3.25% 11/25/2060(b)(c)	25,994,037	25,705,098
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/25/2055(b)(c)	26,023,696	25,906,750
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057(b)(c)	18,155,907	18,144,197
		$460,472,757
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $1,360,095,791)		$1,345,110,943
ASSET-BACKED SECURITIES — 53.9%
AUTO — 16.4%
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	$3,743,000	$3,669,508
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	7,059,000	6,934,423
American Credit Acceptance Receivables Trust 2017-4 B — 2.61% 5/10/2021(c)	8,389,000	8,378,340
AmeriCredit Automobile Receivables Trust 2017-4 A3 — 2.04% 7/18/2022	15,618,000	15,392,284

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AmeriCredit Automobile Receivables Trust 2015-4 B — 2.11% 1/8/2021	$28,000,000	$27,955,315
AmeriCredit Automobile Receivables Trust 2015-1 C — 2.51% 1/8/2021	1,472,009	1,471,040
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	7,547,000	7,430,071
BMW Vehicle Lease Trust 2017-1 A4 — 2.18% 6/22/2020	18,527,000	18,400,272
BMW Vehicle Lease Trust 2017-2 A4 — 2.19% 3/22/2021	9,547,000	9,418,193
Capital Auto Receivables Asset Trust 2016-1 B — 2.67% 12/21/2020	4,211,000	4,199,738
CarMax Auto Owner Trust 2017-4 A3 — 2.11% 10/17/2022	8,680,000	8,546,361
CarMax Auto Owner Trust 2018-1 A3 — 2.48% 11/15/2022	18,879,000	18,651,553
CarMax Auto Owner Trust 2018-2 A3 — 2.98% 1/17/2023	22,185,000	22,105,385
Credit Acceptance Auto Loan Trust 2017-2A A — 2.55% 2/17/2026(c)	50,778,000	50,299,148
Credit Acceptance Auto Loan Trust 2017-3A A — 2.65% 6/15/2026(c)	17,185,000	16,987,379
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024(c)	20,626,000	20,372,820
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024(c)	22,937,000	22,933,651
Credit Acceptance Auto Loan Trust 2017-3A B — 3.21% 8/17/2026(c)	36,312,000	35,657,698
Credit Acceptance Auto Loan Trust 2015-2A C — 3.76% 2/15/2024(c)	550,000	550,526
DT Auto Owner Trust 2017-4A B — 2.44% 1/15/2021(c)	10,627,000	10,594,024
DT Auto Owner Trust 2017-1A C — 2.70% 11/15/2022(c)	18,717,000	18,682,074
DT Auto Owner Trust 2017-4A C — 2.86% 7/17/2023(c)	9,173,000	9,132,771
Exeter Automobile Receivables Trust 2018-1A B — 2.75% 4/15/2022(c)	10,910,000	10,814,267
Exeter Automobile Receivables Trust 2017-1A B — 3.00% 12/15/2021(c)	8,763,000	8,745,233
First Investors Auto Owner Trust 2016-2A A2 — 1.87% 11/15/2021(c)	5,514,000	5,481,389
First Investors Auto Owner Trust 2017-1A B — 2.67% 4/17/2023(c)	4,126,000	4,079,681
First Investors Auto Owner Trust 2015-2A B — 2.75% 9/15/2021(c)	4,443,000	4,435,426
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023(c)	8,149,000	7,983,807
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	7,768,000	7,731,076
GM Financial Automobile Leasing Trust 2017-2 B — 2.43% 6/21/2021	22,240,000	21,985,897
GM Financial Automobile Leasing Trust 2017-1 B — 2.48% 8/20/2020	6,027,000	5,976,955
GM Financial Automobile Leasing Trust 2018-1 A4 — 2.68% 12/20/2021	15,683,000	15,531,523
GM Financial Automobile Leasing Trust 2017-1 C — 2.74% 8/20/2020	21,903,000	21,719,315
GM Financial Automobile Leasing Trust 2017-2 C — 2.84% 6/21/2021	3,750,000	3,714,129
Honda Auto Receivables Owner Trust 2018-1I A4 — 2.78% 5/15/2024	37,474,000	37,153,282
Hyundai Auto Lease Securitization Trust 2016-C B — 1.86% 5/17/2021(c)	13,264,000	13,187,159
Hyundai Auto Lease Securitization Trust 2017-C A4 — 2.21% 9/15/2021(c)	10,294,000	10,158,803
Hyundai Auto Lease Securitization Trust 2018-A A4 — 2.89% 3/15/2022(c)	23,522,000	23,361,387
Hyundai Auto Receivables Trust 2018-A A4 — 2.94% 6/17/2024	27,022,000	26,820,859
Mercedes-Benz Auto Lease Trust 2018-A A4 — 2.51% 10/16/2023	6,293,000	6,228,857
Mercedes-Benz Auto Receivables Trust 2018-1 A4 — 3.15% 10/15/2024	23,979,000	23,928,896
Nissan Auto Lease Trust 2017-A A3 — 1.91% 4/15/2020	21,315,000	21,191,177
Nissan Auto Lease Trust 2017-B A4 — 2.17% 12/15/2021	11,287,000	11,145,394
Nissan Auto Receivables Owner Trust 2018-A A3 — 2.65% 5/16/2022	27,017,000	26,833,414

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.16% 12/16/2024	$26,545,000	$26,422,559
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022(c)	25,223,000	25,104,096
Prestige Auto Receivables Trust 2017-1A B — 2.39% 5/16/2022(c)	12,040,000	11,880,312
Prestige Auto Receivables Trust 2017-1A C — 2.81% 1/17/2023(c)	30,628,000	30,008,169
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022(c)	12,327,000	12,249,043
Santander Drive Auto Receivables Trust 2017-3 B — 2.19% 3/15/2022	30,359,000	30,067,384
Santander Drive Auto Receivables Trust 2017-1 C — 2.58% 5/16/2022	7,621,000	7,570,776
Santander Drive Auto Receivables Trust 2018-1 B — 2.63% 7/15/2022	18,461,000	18,354,198
Santander Drive Auto Receivables Trust 2016-2 C — 2.66% 11/15/2021	4,882,000	4,869,606
Santander Drive Auto Receivables Trust 2017-2 C — 2.79% 8/15/2022	12,325,000	12,250,601
Westlake Automobile Receivables Trust 2016-3A C — 2.46% 1/18/2022(c)	19,575,000	19,519,869
Westlake Automobile Receivables Trust 2017-1A C — 2.70% 10/17/2022(c)	11,439,000	11,394,657
Westlake Automobile Receivables Trust 2018-1A C — 2.92% 5/15/2023(c)	12,377,000	12,257,277
World Omni Auto Receivables Trust 2018-A A3 — 2.50% 4/17/2023	31,343,000	30,931,770
World Omni Automobile Lease Securitization Trust 2017-A A4 — 2.32% 8/15/2022	5,473,000	5,424,483
World Omni Automobile Lease Securitization Trust 2017-A B — 2.48% 8/15/2022	10,102,000	10,002,344
World Omni Automobile Lease Securitization Trust 2018-B B — 3.43% 3/15/2024	11,060,000	11,057,393
		$935,335,037
COLLATERALIZED LOAN OBLIGATION — 12.2%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026(c)	$8,136,000	$8,008,411
B&M CLO Ltd. 2014-1A A2R, FRN — 3.939% 4/16/2026(b)(c)	12,309,000	12,315,339
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 3.486% 10/17/2026(b)(c)	34,610,000	34,583,177
BlueMountain CLO Ltd. 2013-4A — 3.36% 4/15/2025(c)	8,598,000	8,605,515
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 4.089% 4/15/2027(b)(c)	43,407,000	43,411,731
Cerberus Loan Funding XXI LP 2017-4A A, FRN — 3.789% 10/15/2027(b)(c)	34,672,000	34,673,595
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(c)	13,183,000	13,096,259
Flagship VII Ltd. 2013-7A A2R — 2.70% 1/20/2026(c)	10,774,671	10,672,689
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN — 3.864% 11/15/2029(b)(c)	25,867,000	25,907,792
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN — 9.564% 11/15/2029(b)(c)	12,722,000	12,433,770
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 9.824% 12/15/2028(b)	20,895,000	20,915,999

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Halcyon Loan Advisors Funding 2015-3A A1R, 3M USD LIBOR + 0.90% — 3.233% 10/18/2027(b)(c)	$43,913,000	$43,847,262
Halcyon Loan Advisors Funding 2015-1A AR, FRN — 3.268% 4/20/2027(b)(c)	50,214,000	50,182,717
Halcyon Loan Advisors Funding 2014-3A AR, 3M USD LIBOR + 1.100% — 3.447% 10/22/2025(b)(c)	18,450,000	18,451,568
Ivy Hill Middle Market Credit Fund VII Ltd. — 3.583% 7/18/2030(b)(c)(e)	25,985,000	25,959,015
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN — 3.878% 10/20/2029(b)(c)	7,180,000	7,174,931
NewMark Capital Funding CLO, Ltd. 2014-2A AFR — 3.077% 6/30/2026(c)	5,169,726	5,116,462
NewMark Capital Funding CLO, Ltd. 2014-2A BFR — 3.669% 6/30/2026(c)	10,199,000	10,192,218
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026(c)	10,752,000	10,595,451
Ocean Trails CLO V 2014-5A C2R — 4.70% 10/13/2026(c)	6,814,000	6,811,772
Saranac CLO III Ltd. 2014-3A ALR, FRN — 3.466% 6/22/2030(b)(c)	26,117,000	26,116,896
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025(e)	34,234,000	34,234,000
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 3.484% 5/15/2026(b)(c)	22,399,076	22,404,295
Symphony CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(c)	15,800,000	15,799,795
Telos CLO 2013-3A AR, 3M USD LIBOR + 1.300% — 3.636% 7/17/2026(b)(c)	23,124,000	23,202,807
Telos CLO 2013-3A BR, 3M USD LIBOR + 2.000% — 4.336% 7/17/2026(b)(c)	20,644,000	20,646,870
Telos CLO Ltd. 2014-5A A1R, FRN — 3.286% 4/17/2028(b)(c)	31,772,000	31,737,241
THL Credit Wind River CLO Ltd. 2016-1A AR, FRN — 3.398% 7/15/2028(b)	27,723,000	27,722,695
VCO CLO LLC 2018-1A A, FRN — 3.942% 7/20/2030(b)(c)	26,176,000	26,174,744
Wellfleet CLO Ltd. 2016-1A AR, FRN — 3.258% 4/20/2028(b)(c)	26,029,000	25,837,270
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(c)	8,977,000	8,782,199
West CLO Ltd. 2013-1A A1BR — 2.745% 11/7/2025(c)	11,274,245	11,194,784
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(c)	12,780,000	12,773,853
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026(c)	6,979,000	6,875,487
		$696,458,609
CREDIT CARD — 5.5%
American Express Credit Account Master Trust 2017-6 B — 2.20% 5/15/2023	$39,998,000	$39,138,475
Cabela's Credit Card Master Note Trust 2016-1 A1 — 1.78% 6/15/2022	51,561,000	51,176,938
Capital One Multi-Asset Execution Trust 2016-A6 A6 — 1.82% 9/15/2022	38,371,000	37,913,541
Capital One Multi-Asset Execution Trust 2017-A1 A1 — 2.00% 1/17/2023	48,839,000	48,159,713

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Discover Card Execution Note Trust 2014-A4 A4 — 2.12% 12/15/2021	$42,672,000	$42,480,445
Golden Credit Card Trust 2018-1A A — 2.62% 1/15/2023(c)	31,898,000	31,466,809
Synchrony Card Issuance Trust 2018-A1 A1 — 3.38% 9/15/2024	56,107,000	56,107,000
Synchrony Credit Card Master Note Trust 2016-3 B — 1.91% 9/15/2022	3,847,000	3,805,196
		$310,248,117
EQUIPMENT — 12.4%
ARI Fleet Lease Trust 2018-A A3 — 2.84% 10/15/2026(c)	$13,874,000	$13,717,191
Ascentium Equipment Receivables Trust 2017-2A A3 — 2.31% 12/10/2021(c)	11,128,000	10,918,899
Avis Budget Rental Car Funding AESOP LLC 2014-2A A — 2.50% 2/20/2021(c)	6,084,000	6,036,344
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021(c)	48,498,000	47,838,151
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021(c)	22,566,000	22,223,383
CCG Receivables Trust 2018-1 A2 — 2.50% 6/16/2025(c)	14,750,000	14,665,247
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028(c)	11,613,556	11,584,313
Chesapeake Funding II LLC 2017-4A A1 — 2.12% 11/15/2029(c)	25,384,955	25,076,756
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(c)	8,319,688	8,420,192
Dell Equipment Finance Trust 2017-2 A3 — 2.19% 10/24/2022(c)	6,888,000	6,814,107
Enterprise Fleet Financing LLC 2016-2 A2 — 1.74% 2/22/2022(c)	7,047,264	7,023,009
Enterprise Fleet Financing LLC 2017-2 A2 — 1.97% 1/20/2023(c)	11,775,981	11,695,191
Enterprise Fleet Financing LLC 2017-3 A2 — 2.13% 5/22/2023(c)	17,098,100	16,945,961
Enterprise Fleet Financing LLC 2017-2 A3 — 2.22% 1/20/2023(c)	23,511,000	23,046,394
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022(c)	9,453,000	9,365,956
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023(c)	6,562,000	6,478,189
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.83% 6/17/2024(c)	8,531,000	8,409,457
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024(c)	2,609,000	2,569,704
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030(c)	9,443,464	9,412,338
Hertz Fleet Lease Funding LP 2017-1 A2 — 2.13% 4/10/2031(c)	17,370,680	17,266,656
Hertz Fleet Lease Funding LP 2018-1 A2 — 3.23% 5/10/2032(c)	16,932,000	16,922,091
John Deere Owner Trust 2018-B A4 — 3.23% 6/16/2025	26,892,000	26,757,330
John Deere Owner Trust 2018 2018-A A4 — 2.91% 1/15/2025	24,403,000	24,183,100
Kubota Credit Owner Trust 2018-1A A3 — 3.10% 8/15/2022(c)	41,604,000	41,496,404
MMAF Equipment Finance LLC 2017-B A3 — 2.21% 10/17/2022(c)	19,410,000	19,064,302
NextGear Floorplan Master Owner Trust 2017-1A A2 — 2.54% 4/18/2022(c)	22,933,000	22,696,375

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NextGear Floorplan Master Owner Trust 2017-2A B — 3.02% 10/17/2022(c)	$20,252,000	$19,991,697
NextGear Floorplan Master Owner Trust 2018-1A A2 — 3.22% 2/15/2023(c)	12,191,000	12,105,233
Prop Series 2017-1A — 5.30% 3/15/2042(e)	34,288,960	33,758,225
Verizon Owner Trust 2016-2A A — 1.68% 5/20/2021(c)	8,830,000	8,768,578
Verizon Owner Trust 2017-2A A — 1.92% 12/20/2021(c)	26,369,000	26,027,176
Verizon Owner Trust 2017-3A A1A — 2.06% 4/20/2022(c)	20,678,000	20,362,880
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021(c)	24,047,000	23,552,755
Verizon Owner Trust 2017-3A B — 2.38% 4/20/2022(c)	19,491,000	19,130,953
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021(c)	33,682,000	33,220,725
Verizon Owner Trust 2018-1A B — 3.05% 9/20/2022(c)	24,178,000	23,952,871
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021(c)	5,916,000	5,817,897
Volvo Financial Equipment LLC Series 2018-1A A3 — 2.54% 2/15/2022(c)	40,054,000	39,688,235
Wheels SPV 2 LLC 2018-1A A3 — 3.24% 4/20/2027(c)	12,559,000	12,510,820
		$709,515,085
OTHER — 7.4%
Conn Funding II LP 2017-B B — 4.52% 4/15/2021(c)	$7,765,000	$7,805,857
InSite Issuer LLC — 8.595% 8/15/2043(c)(e)	12,001,000	12,814,927
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050(c)	50,294,000	49,821,221
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049(c)	25,417,000	25,200,307
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051(c)	46,789,000	46,309,155
New Residential Mortgage LLC 2018-FNT1 A — 3.61% 5/25/2023(c)	31,301,565	31,120,442
New Residential Mortgage LLC 2018-FNT2 A — 3.79% 7/25/2054(c)	38,441,900	38,358,547
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(c)	15,222,658	15,083,890
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(c)	17,196,331	17,048,119
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 3.17% 12/1/2031(e)	3,900,000	3,875,625
PFS Financing Corp. 2017-D A — 2.40% 10/17/2022(c)	16,752,000	16,425,731
PFS Financing Corp. 2017-D B — 2.74% 10/17/2022(c)	7,798,000	7,648,944
PFS Financing Corp. 2018-B A — 2.89% 2/15/2023(c)	28,232,000	27,910,853
PFS Financing Corp. 2018-B B — 3.08% 2/15/2023(c)	7,809,000	7,707,467
PFS Financing Corp. 2018-D A — 3.19% 4/17/2023(c)	34,868,000	34,657,610

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
PFS Financing Corp. 2018-D B — 3.45% 4/17/2023(c)	$17,375,000	$17,223,652
PFS Financing Corporation 2016-BA A — 1.87% 10/15/2021(c)	3,481,000	3,438,207
PFS Financing Corporation 2017-BA A2 — 2.22% 7/15/2022(c)	22,038,000	21,597,725
PFS Financing Corporation 2017-BA B — 2.57% 7/15/2022(c)	7,305,000	7,170,831
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2043(c)(e)	10,932,000	10,849,373
Unison Ground Lease Funding LLC 2013-2 B — 6.268% 3/15/2043(c)	3,768,000	3,741,247
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043(c)(e)	15,000,000	15,519,479
		$421,329,209
TOTAL ASSET-BACKED SECURITIES (Cost $3,093,739,556)		$3,072,886,057
CORPORATE BONDS & NOTES — 3.7%
BASIC MATERIALS — 1.0%
PT Boart Longyear Management Pty Ltd. PIK, 10.00% Cash or 12.00% PIK — 10.00% 12/31/2022	$63,661,002	$58,394,355
COMMUNICATIONS — 0.5%
Cisco Systems, Inc. — 2.45% 6/15/2020	$26,664,000	$26,444,675
CONSUMER, CYCLICAL — 0.1%
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010(e)	$14,816,524	$2,592,892
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 4/1/2021	4,685,438	4,688,249
US Airways 1999-1C Pass Through Trust — 7.96% 7/20/2019(e)	3,790,184	625,380
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	2,510	2,751
		$7,909,272
CONSUMER, NON-CYCLICAL — 0.4%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 7.875% 6/1/2021	$22,958,000	$21,307,894
ENERGY — 0.8%
PHI, Inc. — 5.25% 3/15/2019	$46,715,000	$44,612,825
FINANCIAL — 0.2%
Berkshire Hathaway Finance Corporation, 3M USD LIBOR + 0.260% — 2.574% 8/15/2019(b)	$12,753,000	$12,782,108

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
INDUSTRIAL — 0.2%
Air 2 US — 8.027% 10/1/2020(c)	$1,230,726	$1,248,418
Air 2 US — 10.127% 10/1/2020(c)(e)	39,258,228	7,459,063
		$8,707,481
TECHNOLOGY — 0.5%
Apple, Inc. — 1.90% 2/7/2020	$29,017,000	$28,654,714
Oracle Corporation — 3.875% 7/15/2020	839,000	852,684
		$29,507,398
TOTAL CORPORATE BONDS & NOTES (Cost $231,942,564)		$209,666,008
CORPORATE BANK DEBT — 2.3%
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 7.750% — 9.992% 9/29/2025(b)(g)	$12,468,384	$12,483,969
Boart Longyear Management Pty Ltd TL, 10.000% Cash or 11.000% PIK — 11.000% 10/23/2020(b)(g)	4,367,047	4,280,492
JC Penney Corporation, Inc., 1M USD LIBOR + 4.250% — 6.567% 6/23/2023(b)(g)	20,492,161	18,781,066
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 7.992% 12/22/2024(b)(g)	11,150,918	11,123,040
MB2LTL, 6M USD LIBOR + 9.250% — 11.750% 11/30/2023(b)(e)(g)	6,816,000	6,850,080
OTGDDTL — 1.00% 8/23/2021(b)(e)(f)(g)	224,051	5,525
OTGTL, 8/23/2021(b)(e)(g)
2M USD LIBOR + 9.000% — 11.334%	9,985,000	10,031,530
3M USD LIBOR + 9.000% — 11.338%	15,363,949	15,435,545
SDTL, 11/22/2021(b)(e)(g)
1M USD LIBOR + 4.500% — 6.742%	6,078,935	6,064,771
6M USD LIBOR + 4.500% — 7.001%	6,883,500	6,867,462
Xplornet Communication, Inc., 3M USD LIBOR 4.000% — 6.334% 9/9/2021(b)(g)	21,635,095	21,725,530
ZW1L, 3M USD LIBOR + 5.00% — 7.34% 11/16/2022(b)(e)(g)	13,382,879	13,399,608
ZW2L, 3M USD LIBOR + 9.00% — 11.312% 11/16/2023(b)(e)(g)	4,870,000	4,930,875
TOTAL CORPORATE BANK DEBT (Cost $131,854,144)		$131,979,493

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. TREASURIES — 10.2%
U.S. Treasury Bills — 1.946% 10/4/2018(d)	$112,080,000	$112,060,946
U.S. Treasury Bills — 2.075% 10/11/2018(d)	3,300,000	3,298,121
U.S. Treasury Bills — 1.979% 10/25/2018(d)	111,563,000	111,407,928
U.S. Treasury Notes — 1.25% 11/30/2018	72,750,000	72,630,646
U.S. Treasury Notes — 2.00% 11/15/2021	96,363,000	93,809,381
U.S. Treasury Notes — 1.875% 1/31/2022	97,388,000	94,206,694
U.S. Treasury Notes — 2.00% 2/15/2022	97,082,000	94,277,097
TOTAL U.S. TREASURIES (Cost $582,432,314)		$581,690,813
TOTAL BONDS & DEBENTURES — 101.7% (Cost $5,915,690,496)		$5,800,900,656
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $5,916,320,843)		$5,802,034,408
SHORT-TERM INVESTMENTS — 0.2%
State Street Bank Repurchase Agreement — 0.42% 10/1/2018
(Dated 09/28/2018, repurchase price of $10,003,350, collateralized by $10,810,000 principal amount U.S. Treasury Notes — 2.25% 2027, fair value $10,203,678)	$10,003,000	$10,003,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,003,000)		$10,003,000
TOTAL INVESTMENTS — 101.9% (Cost $5,926,323,843)		$5,812,037,408
Other assets and liabilities, net — (1.9)%		(107,413,581)
NET ASSETS — 100.0%		$5,704,623,827

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2018

(a)  Non-income producing security.

(b)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of September 30, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(e)  Investments that have been valued based on a significant unobservable input as of September 30, 2018 (Level 3) (See Note 7 of the Notes to Financial Statements).

(f)  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 0.01% of total net assets at September 30, 2018.

(g)  Restricted securities. These restricted securities constituted 2.31% of total net assets at September 30, 2018. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

September 30, 2018

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC 9.826% 9/29/2025	9/26/2017, 4/11/2018, 6/21/2018, 6/25/2018, 7/3/2018	$12,433,865	$12,483,969	0.22%
Boart Longyear Management Pty Ltd TL 11.00% 10/23/2020	3/29/2018	4,255,371	4,280,492	0.07%
JC Penney Corporation, Inc. 6.567% 6/23/2023	10/4/2017, 10/5/2017, 10/6/2017, 10/11/2017	19,885,905	18,781,066	0.33%
Logix Holding Co. LLC TL 1L 7.815% 12/22/2024	8/11/2017	11,050,263	11,123,040	0.19%
MB2LTL 11.75% 11/30/2023	12/2/2016	6,733,853	6,850,080	0.12%
OTGDDTL 1.00% 8/23/2021	8/26/2016, 1/26/2018	—	5,525	0.00%
OTGTL 11.335% 8/23/2021	8/26/2016, 11/30/2017, 1/26/2018, 3/8/2018, 5/9/2018, 5/15/2018, 7/13/2018, 8/17/2018	25,044,811	25,467,075	0.45%
SDTL 6.576% 11/22/2021	12/22/2016	12,786,333	12,932,233	0.23%
Xplornet Communication, Inc. 6.334% 9/9/2021	9/6/2016	21,566,222	21,725,530	0.38%
ZW1L 7.34% 11/16/2022	11/17/2016	13,285,728	13,399,608	0.23%
ZW2L 11.312% 11/16/2023	11/17/2016	4,811,793	4,930,875	0.09%
TOTAL RESTRICTED SECURITIES		$131,854,144	$131,979,493	2.31%

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

ASSETS
Investment securities — at fair value (identified cost $5,916,320,843)	$5,802,034,408
Short-term investments — at amortized cost (maturities 60 days or less)	10,003,000
Cash	295
Receivable for:
Interest	21,452,559
Capital Stock sold	6,123,854
Investment securities sold	219,474
Prepaid expenses and other assets	13,622
Total assets	5,839,847,212
LIABILITIES
Payable for:
Investment securities purchased	127,382,941
Capital Stock repurchased	4,857,923
Advisory fees	2,120,909
Accrued expenses and other liabilities	861,612
Total liabilities	135,223,385
NET ASSETS	$5,704,623,827
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 700,000,000 shares; outstanding 573,934,480 shares	$5,739,345
Additional Paid-in Capital	6,172,076,453
Distributable Earnings	(473,191,971)
NET ASSETS	$5,704,623,827
NET ASSET VALUE
Offering and redemption price per share	$9.94

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2018

INVESTMENT INCOME
Interest	$185,702,648
EXPENSES
Advisory fees	26,881,121
Transfer agent fees and expenses	2,355,947
Administrative services fees	278,344
Reports to shareholders	268,981
Director fees and expenses	252,959
Professional fees	251,459
Custodian fees	203,685
Filing fees	169,151
Legal fees	151,921
Audit and tax services fees	94,769
Other	59,525
Total expenses	30,967,862
Reimbursement from Adviser	(4,622,955)
Net expenses	26,344,907
Net investment income	159,357,741
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,863,146)
Net change in unrealized appreciation (depreciation) of:
Investments	(55,570,820)
Net realized and unrealized loss	(58,433,966)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,923,775

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$159,357,741	$127,440,985
Net realized loss	(2,863,146)	(26,740,143)
Net change in unrealized appreciation (depreciation)	(55,570,820)	26,234,746
Net increase in net assets resulting from operations	100,923,775	126,935,588
Distributions to shareholders	(158,423,878)	(131,897,900)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,928,497,160	1,530,257,559
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	140,658,458	114,661,800
Cost of Capital Stock repurchased	(1,432,464,308)*	(1,563,134,054)*
Net increase from Capital Stock transactions	636,691,310	81,785,305
Total change in net assets	579,191,207	76,822,993
NET ASSETS
Beginning of Year	5,125,432,620	5,048,609,627
End of Year	$5,704,623,827	$5,125,432,620
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	193,790,432	152,993,751
Shares issued to shareholders upon reinvestment of dividends and distributions	14,159,602	11,505,156
Shares of Capital Stock repurchased	(143,941,604)	(156,330,840)
Change in Capital Stock outstanding	64,008,430	8,168,067

*  Net of redemption fees of $140,140 for the year ended September 30, 2017, see Note 6.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of year	$10.05	$10.06	$10.08	$10.24	$10.45
Income from investment operations:
Net investment income*	0.29	0.25	0.19	0.15	0.30
Net realized and unrealized gain (loss) on investment securities	(0.18)	0.01	(0.04)	(0.06)	(0.15)
Total from investment operations	0.11	0.26	0.15	0.09	0.15
Less distributions:
Dividends from net investment income	(0.22)	(0.27)	(0.17)	(0.25)	(0.36)
Redemption fees	—	— **	— **	— **	— **
Net asset value at end of year	$9.94	$10.05	$10.06	$10.08	$10.24
Total investment return***	1.91%	2.58%	1.52%	0.84%	1.47%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$5,704,624	$5,125,433	$5,048,610	$5,636,518	$5,829,865
Ratio of expenses of average net assets:
Before reimbursement from Adviser	0.58%	0.59%	0.58%	0.58%	0.56%
After reimbursement from Adviser	0.49%	0.49%	0.55%	N/A	N/A
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.88%	2.45%	1.87%	1.50%	2.59%
After reimbursement from Adviser	2.96%	2.55%	1.90%	N/A	N/A
Portfolio turnover rate	29%	59%	44%	64%	97%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $3,212,082,930 for the year ended September 30, 2018. The proceeds and cost of securities sold resulting in net realized losses of $2,863,146 aggregated $1,445,148,222 and $1,448,011,368, respectively, for the year ended September 30, 2018. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. In addition, the adviser contractually agreed to reimburse expenses in excess of 0.49% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2019. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.5% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended September 30, 2018, the Fund paid aggregate fees and expenses of $252,959 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at September 30, 2018:

Undistributed Ordinary Income	$41,133,948

The tax status of distributions paid during the fiscal years ended September 30, 2018 and 2017 were as follows:

	2018	2017
Dividends from ordinary income	$158,423,878	$131,897,900

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

As of September 30, 2018, the post enactment accumulated losses were $389,139,401, and the pre-enactment capital loss carryforwards were $10,690,443. The ability to carry these pre-enactment losses forward expires in 2019.

The cost of investment securities held at September 30, 2018, was $5,916,530,482 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at September 30, 2018, for federal income tax purposes was $7,319,513 and $121,815,587, respectively resulting in net unrealized depreciation of $114,496,074. As of and during the year ended September 30, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2015 or by state tax authorities for years ended on or before September 30, 2014.

During the year ended September 30, 2018, the Fund reclassified $3,341,275 from Net Investment Loss to Paid in Capital, and $18,480,859 from Accumulated Realized Gain to Paid in Capital, to align financial reporting with tax reporting. The permanent book/tax differences arose principally from differing book/tax treatment of premium amortization, market discount accretion of securities and paydowns from mortgage-backed and other asset-backed securities.

NOTE 6 — Redemption Fees

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee. Prior to that date, a redemption fee of 2% applied to redemptions within 90 days of purchase. For the year ended September 30, 2018, there were no redemption fees collected.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stock
Industrials	$1,133,752	—	—	$1,133,752
Commercial Mortgage-Backed Securities
Agency	—	$498,061	—	498,061
Agency Stripped	—	247,940,066	—	247,940,066
Non-Agency	—	211,129,215	—	211,129,215
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	274,075,065	—	274,075,065
Agency Pool Adjustable Rate	—	758,861	—	758,861
Agency Pool Fixed Rate	—	608,548,419	—	608,548,419

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Agency Stripped	—	$1,255,841	—	$1,255,841
Non-Agency Collateralized Mortgage Obligation	—	460,072,030	$400,727	460,472,757
Asset-Backed Securities
Auto	—	935,335,037	—	935,335,037
Collateralized Loan Obligation	—	636,265,594	60,193,015	696,458,609
Credit Card	—	310,248,117	—	310,248,117
Equipment	—	675,756,860	33,758,225	709,515,085
Other	—	378,269,805	43,059,404	421,329,209
Corporate Bonds & Notes	—	198,988,673	10,677,335	209,666,008
Corporate Bank Debt	—	68,394,097	63,585,396	131,979,493
U.S. Treasuries	—	581,690,813	—	581,690,813
Short-Term Investment	—	10,003,000	—	10,003,000
	$1,133,752	$5,599,229,554	$211,674,102	$5,812,037,408

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended September 30, 2018:

Investment	Beginning Value at September 30, 2017	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at September 30, 2018	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at September 30, 2018
Commercial Mortgage- Backed Securities Non-Agency	$34,551,474	$(130,990)	—	$(5,825,242)	$(28,595,242)	—	—
Residential Mortgage- Backed Non-Agency Collateralized Mortgage Obligation	26,669,226	161,558	$230,359	(8,390,783)	(18,269,633)	$400,727	$(93,388)
Asset-Backed Securities Collateralized Loan Obligation	34,278,504	(70,489)	25,985,000	—	—	60,193,015	(79,080)
Asset-Backed Securities Equipment	52,391,833	(937,822)	—	(17,695,786)	—	33,758,225	(961,534)
Other Asset-Backed Securities	146,766,982	(1,417,549)	—	(6,159,652)	(96,130,377)	43,059,404	(28,442)
Corporate Bonds & Notes	26,053,011	(3,530,225)	—	(11,845,451)	—	10,677,335	(4,535,028)
Corporate Bank Debt	106,188,498	(46,318)	64,297,926	(106,854,710)	—	63,585,396	(127,833)
	$426,899,528	$(5,971,835)	$90,513,285	$(156,771,624)	$(142,995,252)	$211,674,102	$(5,825,305)

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $142,995,252 out of Level 3 into Level 2 during the year ended September 30, 2018. The transfers are a result of change in pricing vendor commencing coverage and pricing of the securities during the period and a change in observable inputs.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of September 30, 2018:

Financial Assets	Fair Value at September 30, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Range
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$400,727	Pricing Model (b)	Prices	$40.25-$60.23 ($52.83)
			Discount	0.00%-9.10% (4.48%)
Asset-Backed Securities Collateralized Loan Obligation	$60,193,015	Third-Party Broker Quote (a)	Quotes/Prices	$99.90-$100.00
Asset-Backed Securities Equipment	$33,758,225	Third-Party Broker Quote (a)	Quotes/Prices	$98.45
Other Asset-Backed Securities	$43,059,404	Third-Party Broker Quote (a)	Quotes/Prices	$99.24-$106.78
Corporate Bonds & Notes	$10,677,335	Third-Party Broker Quote (a)	Quotes/Prices	$16.50-$19.00
Corporate Bank Debt	$5,525	Pricing Model (c)	Reference prices	$100.47
	$63,579,871	Pricing Vendor	Prices	$99.77-$101.25

(a)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security

(b)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

(c)  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

NOTE 8 — Distribution to Shareholders

On October 1, 2018, the Fund declared a dividend from net investment income of $0.073 per share payable October 2, 2018 to shareholders of record on September 28, 2018. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 1, 2018.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$10,003,000	$10,003,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $10,203,678 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended September 30, 2017 and the financial highlights for the years ended September 30, 2014, September 30, 2015, September 30, 2016 and September 30, 2017 were audited by another independent registered public accounting firm whose report, dated November 20, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2018, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2018.

Los Angeles, CA
November 21, 2018

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2018	$1,000.00	$1,000.00
Ending Account Value September 30, 2018	$1,010.60	$1,022.61
Expenses Paid During Period*	$2.47	$2.48

*  Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2018 (183/365 days).

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 13, 2018, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2019, on the recommendation of the Independent Directors, who met in executive session on August 13, 2018 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 9, 2018, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 9 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 9 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts supporting them; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Tom Atteberry, who has been with the Adviser since 1997 and has served as portfolio manager since 2004 and Abhijeet V. Patwardhan, who joined the Adviser in 2010 and has served as portfolio manager since 2015. After discussion,

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of alternative credit focus funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors considered the Adviser's representation that the Fund's investment style, as evidenced by the short-term duration of most of its portfolio securities, as well as the Fund's flexibility to invest in a variety of areas, complicated Peer Group comparisons in that the Fund is managed in a more conservative style than the typical fixed income fund and the funds in the Peer Group. The Board and the Independent Directors noted the Fund's absolute investment results and its long-term investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund outperformed its Peer Group median for the one-, three- and five-year periods ending March 31, 2018, and underperformed its Peer Group for the ten-year period ending March 31, 2018. The Board and the Independent Directors also noted that the Fund outperformed the Fund's benchmark, Barclays Capital U.S. Aggregate Index, for the one- and three-year periods ending March 31, 2018 and underperformed for the five- and ten-year periods ending March 31, 2018. They also noted that Broadridge has continued to give the Fund a "Bronze" Analyst Rating. After discussion, the Board and the Independent Directors determined that the Fund's investment results were reasonable in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fee was slightly above the average of the Peer Group and its overall expense ratio was equal to that of the Peer Group. In addition, the Directors noted that the fee rate charged to the Fund is higher than institutional accounts managed in a similar style by the portfolio managers but considered the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the two portfolio managers, five analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.49% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2019. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints in the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2019.

FPA NEW INCOME, INC.
PRIVACY POLICY

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The nonpublic personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LP.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website,

FPA NEW INCOME, INC.
PRIVACY POLICY

(Continued)

the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998); Director/Trustee of FPA Capital Fund, Inc., of FPA Funds Trust, of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. and of Source Capital, Inc. (since October 2016).	7	None
Mark L. Lipson, 1949	Director	2015	RIA & Consultant, ML2 Wealth Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001). Director/Trustee of FPA Capital Fund, Inc., of FPA Funds Trust, of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. and of Source Capital, Inc. (since October 2015).	7	None
Alfred E. Osborne, Jr., 1944	Director	1999	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation of the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. (since 1999), of FPA Funds Trust (since 2002), of Source Capital, Inc. and of FPA U.S. Value Fund, Inc. (since November 2013), and of FPA Paramount Fund, Inc. (since August 2013).	7	Kaiser Aluminum, Wedbush, Inc.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), of Source Capital, Inc. (since February 2013), and of FPA Capital, Inc. (since March 2013).	7	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since May 2006), of Source Capital, Inc. (since May 2010), of FPA U.S. Value Fund, Inc. and of FPA Paramount Fund, Inc. (since July 2012).	7	None
Allan M. Rudnick, 1940	Director & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since January 2010), of Source Capital, Inc. (since May 2012), and of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since July 2012).	7	None
Interested Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address for each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA NEW INCOME FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2004	Partner of FPA.
Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

David C. Lebisky, 1972	Chief Compliance Officer	2017

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years.

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA NEW INCOME, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER: FPNIX
302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2017	2018
(a) Audit Fees	$70,866	$34,300
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,336	$6,400
(d) All Other Fees	$-0-	$-0-

(1) Tax Fees are for preparation of the Fund’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b—d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  The information required regarding the change in the independent public accountant is attached hereto.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: December 4, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: December 4, 2018